UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2015

Capital Auto Receivables Asset Trust 2015-2

(Issuing Entity with respect to Securities)

Capital Auto Receivables LLC

(Depositor with respect to Securities)

Delaware	333-201235-02	47-6977469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Capital Auto Receivables LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Capital Auto Receivables LLC (“Capital Auto”) has registered an issuance of $11,318,208,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-201235) under the Securities Act of 1933, as amended (the “Act”), filed on December 23, 2014 (the “Registration Statement”).

On May 13, 2015, Capital Auto and Ally Financial Inc. entered into an Underwriting Agreement with Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Capital Auto Receivables Asset Trust 2015-2 (the “Issuing Entity”) in the following classes: (i) the Class A-1a Asset-Backed Notes (the “Class A-1a Notes”), (ii) the Class A-1b Asset-Backed Notes (the “Class A-1b Notes” and together with the Class A-1a Notes, the “Class A-1 Notes”), (iii) the Class A-2 Asset Backed Notes (the “Class A-2 Notes”), (iv) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), (v) the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), (vi) the Class B Asset Backed Notes (the “Class B Notes”), (vii) the Class C Asset Backed Notes (the “Class C Notes”) and (viii) the Class D Asset Backed Notes (the “Class D Notes” and collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Offered Notes”). The Offered Notes have an aggregate principal balance of $1,262,950,000. The Class E Asset Backed Notes (the “Class E Notes” and collectively with the Offered Notes, the “Notes”) will also be issued by the Issuing Entity. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Class E Notes and the Certificates will initially be held by the Depositor. It is expected that the Notes will be issued on or about May 20, 2015 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus Supplement, dated as of May 13, 2015, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on or before May 15, 2015.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 13, 2015, by and among Ally Financial Inc., Capital Auto Receivables LLC and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2015-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 20, 2015.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of May 20, 2015.

Exhibit 4.3	Pooling and Servicing Agreement between Ally Financial Inc., as Seller and Servicer, and Capital Auto Receivables LLC, to be dated as of May 20, 2015.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 15, 2015.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 15, 2015.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Custodian and Seller, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2015-2, as Issuing Entity, to be dated as of May 20, 2015.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Capital Auto Receivables LLC, as Depositor, to be dated as of May 20, 2015.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2015-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: May 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 13, 2015, by and among Ally Financial Inc., Capital Auto Receivables LLC and Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2015-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 20, 2015.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of May 20, 2015.

Exhibit 4.3	Pooling and Servicing Agreement between Ally Financial Inc., as Seller and Servicer, and Capital Auto Receivables LLC, to be dated as of May 20, 2015.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 15, 2015.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 15, 2015.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Custodian and Seller, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2015-2, as Issuing Entity, to be dated as of May 20, 2015.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Capital Auto Receivables LLC, as Depositor, to be dated as of May 20, 2015.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2015-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 20, 2015.